UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): AUGUST 9, 2016

Mattersight Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27975	36-4304577
(Commission File Number)	(IRS Employer Identification No.)

200 W. Madison Street, Suite 3100, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 235-6925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The following information, including the exhibits described below, is provided pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 9, 2016, Mattersight Corporation (“Mattersight”) announced its results of operations for the second quarter of 2016. A copy of the press release announcing Mattersight’s second quarter 2016 results is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

On August 9, 2016, Mattersight provided a business update and guidance for the third and fourth quarters of 2016. A copy of the press release providing this business update is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference.

On August 9, 2016, Mattersight will host a conference call regarding its second quarter 2016 results of operations. The presentation materials relating to that conference call are available on Mattersight’s website, www.mattersight.com, and are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference.

Item 7.01.  Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 8.01.  Other Events

The Company is also filing this Current Report on Form 8-K to amend Exhibit 23.1 (the “Original Exhibit 23”) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC by the Company on March 11, 2016 (the “2015 10-K”).  The Company’s independent registered public accounting firm, Grant Thornton LLP, consented to the use of its reports dated March 11, 2016 that are included in the 2015 10-K.  In the Original Exhibit 23, reference to the Company’s registration statement on Form S-3 (No. 333-180153) was inadvertently omitted.  The revised and updated consent attached hereto as Exhibit 23.1 (the “Revised Exhibit 23”) supersedes and replaces the Original Exhibit 23. The Revised Exhibit 23 does not change any previously reported financial results of operations or any disclosures contained in the 2015 10-K.

Item 9.01.  Financial Statements and Exhibits.

(a), (b), and (c) not applicable.

(d) Exhibits:

23.1	Consent of Grant Thornton LLP
99.1	Press Release, dated August 9, 2016, announcing Mattersight’s second quarter 2016 results of operations (furnished herewith).
99.2	Press Release, dated August 9, 2016, providing business update (furnished herewith)
99.3	PowerPoint presentation relating to Mattersight’s second quarter 2016 results of operations conference call presented on August 9, 2016 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: August 9, 2016	By:	/s/ DAVID R. GUSTAFSON
David R. Gustafson
Interim CFO, EVP & Chief Operating Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
99.1	Press Release, dated August 9, 2016, announcing Mattersight’s second quarter 2016 results of operations (furnished herewith)
99.2	Press Release, dated August 9, 2016, providing business update (furnished herewith)
99.3	PowerPoint presentation relating to Mattersight’s second quarter 2016 results of operations conference call presented on August 9, 2016 (furnished herewith).